EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Real Value Estates, Inc. (the "Company") on Form 10-Q for the period ended November 30, 2008, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Marina Karpilovski, principal executive officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of the operation of the Company.


                                                /s/ Marina Karpilovski
                                                --------------------------------
                                                Marina Karpilovski
                                                Principal Executive Officer
                                                December 22, 2008